Exhibit 99.77Q3 CERT To Form N-SAR

Registrant Name: Fidelity Advisor Series VII

File Number: 811-3010

Registrant CIK Number: 0000315700

Exhibit 77Q3-1

CERTIFICATIONS

I, Edward C. Johnson 3d, certify that:

1. I have reviewed this report on Form N-SAR of Fidelity Advisor Series VII;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 26, 2002

/s/Edward C. Johnson 3d
Edward C. Johnson 3d

President

CERTIFICATIONS

I, Maria Dwyer, certify that:

1. I have reviewed this report on Form N-SAR of Fidelity Advisor Series VII;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 26, 2002

/s/Maria Dwyer

Maria Dwyer

Treasurer

Exhibit 77Q3-2

Registrant Name: Fidelity Advisor Series VII

File Number: 811-3010

Registrant CIK Number: 0000315700

Item 15

Because the electronic format for filing Form N-SAR does not provide appropriate space for responding to Item 15, information on custodian and subcustodian arrangements of each Series except Series 11 of the Trust is set forth below. In addition, this same information on custodian and subcustodian arrangements has been manually input in the space provided by Item 15 of certain Form N-SAR filings, as follows:

J.P. Morgan Chase & Co., Inc.	Input for Series 1 of Fidelity Devonshire Trust Form N-SAR (filed on 9/30/2002)
Brown Brothers Harriman & Co.	Input for Series 2 of Fidelity Puritan Trust Form N-SAR (filed on 9/30/2002)
State Street Bank and Trust Company	Input for Series 11 of Fidelity Advisor Series VII Form N-SAR (filed on 9/30/2002)

Trust/Fund	Series	Custodian	Sub-Custodian

Fidelity Advisor Series VII (7/31fye)
Fidelity Advisor Health Care Fund	4	JPMorgan Chase	See Attachment A
Fidelity Advisor Financial Services Fund	5	JPMorgan Chase	See Attachment A
Fidelity Advisor Cyclical Industries Fund	6	JPMorgan Chase	See Attachment A
Fidelity Advisor Consumer Industries Fund	7	JPMorgan Chase	See Attachment A
Fidelity Advisor Telecommunications & Utilities Growth Fund	8	JPMorgan Chase	See Attachment A
Fidelity Advisor Technology Fund	9	JPMorgan Chase	See Attachment A
Fidelity Advisor Natural Resources Fund	10	Brown Brothers	See Attachment B
Fidelity Advisor Developing Communications Fund	12	State Street Bank	See Attachment C
Fidelity Advisor Electronics Fund	13	State Street Bank	See Attachment C

ATTACHMENT A

J.P. MORGAN CHASE & CO., INC.
SUBCUSTODIANS
A.	ADDITIONAL CUSTODIANS:
CUSTODIAN
BANK OF NEW YORK

B.	SPECIAL SUBCUSTODIANS:
SUBCUSTODIAN
BANK OF NEW YORK
CITIBANK, N.A.
C.	FOREIGN SUBCUSTODIANS:
Country	Foreign Subcustodian
Argentina	JPMorgan Chase Bank, Buenos Aires

Australia	JPMorgan Chase Bank, Sydney

Austria	Bank Austria Creditanstalt Aktiengesellschaft

Bahrain	HSBC Bank of the Middle East, Manama

Bangladesh	Standard Chartered Bank, Dhaka

Belgium	Fortis Bank, N.V.
Brussels

Bermuda	The Bank of Bermuda, Limited
Hamilton

Botswana	Barclays Bank of Botswana Ltd.,
Gaborone

Brazil	Citibank, N.A., Sao Paulo

Bulgaria	ING Bank N.V., Sofia

Canada	Canada Imperial Bank of Commerce,
Toronto
Royal Bank of Canada

Chile	Citibank, N.A., Santiago

China&Shanghai	Hongkong & Shanghai Banking
Corp., Ltd., Shanghai

China& Shenzhen	Hongkong & Shanghai Banking
Corp., Ltd., Shenzhen

Colombia	Cititrust Colombia S.A., Sociedad Fiduciaria,
Bogota

Croatia	Privredna banka Zagreb d.d. Savska c.28

Cyprus	The Cyprus Popular Bank Ltd

Czech Republic	Ceskoslovenska Obchodni Banka, A.S., Prague
ING Bank N.V., Prague

Denmark	Danske Bank A/S, Copenhagen

Ecuador	Citibank, N.A., Quito

Egypt	National Bank of Egypt, Cairo

Estonia	Hansabank

Finland	Nordia Bank Finland Plc

France	BNP Paribas Securities Services S.A.
Credit Agricole Indosuez, Paris
Societe Generale

Germany	Dresdner Bank A.G., Frankfurt

Ghana	Barclays Bank of Ghana Ltd., Accra

Greece	HSBC Bank plc, Athens

Hong Kong	Hongkong & Shanghai Bank Corp., Ltd.,
Hong Kong

Hungary	Citibank Budapest Rt., Budapest

Iceland	Islandsbanki-FBA

India	Hongkong & Shanghai Banking Corp. Ltd.,
Standard Chartered Bank, Mumbai

Indonesia	Hongkong & Shanghai Banking Corp. Ltd.,
Jakarta

Ireland	Bank of Ireland, Dublin
Bank of Ireland Securities Services

Israel	Bank Leumi Le&Israel, B. M., Tel Aviv

Italy	BNP Paribas Securities Services S.A., Milan

Ivory Coast	Societe Generale de Banques en
Cote d'Ivoire, Abidjan

Jamaica	CIBC Trust and Merchant Bank Jamaica Limited

Japan	Mizuho Corporate Bank, Limited, Tokyo

Bank of Tokyo-Mitsubishi Ltd., Tokyo

Jordan	Arab Bank, PLC, Amman

Kazakhstan	ABN AMRO Bank Kazakhstan

Kenya	Barclays Bank of Kenya Ltd., Nairobi

Latvia	Hansabanka

Lebanon	The British Bank of the Middle East (BBME)

Lithuania	Vilniaus Bankas AB, Vilniaus

Luxembourg	Banque Generale du Luxembourg

Malaysia	HSBC Bank Malaysia Berhad
Chase Manhattan Bank, Berhad, Kuala Lumpur

Mauritius	Hongkong & Shanghai Banking Corp. Ltd.,
Port Louis

Mexico	Banco J.P. Morgan, S.A. Mexico,

Banco Nacional de Mexico, S.A.

Morocco	Banque Commerciale du Maroc,
Casablanca

Namibia	Standard Bank Namibia Ltd., Windhoek

Netherlands	ABN-AMRO, Bank N.V.,
Amsterdam
Fortis Bank (Nederland) N.V.

New Zealand	National Nominees Ltd., Auckland

Nigeria	Stanbic Bank Nigeria Limited

Norway	Den norske Bank ASA, Oslo

Oman	HSBC Bank Middle East

Pakistan	Citibank, N. A., Karachi

Standard Chartered Bank, Karachi
Deutsche Bank AG, Karachi

Peru	Citibank, N.A., Lima

Philippines	Hongkong & Shanghai Banking
Corp., Ltd., Manila

Poland	Bank Handlowy W. Warzawie, S.A., Warsaw
Bank Polska Kasa Opieki, S.A., Warsaw

Portugal	Banco Espirito Santo, S.A., Lisbon

Romania	ING Bank N.V., Bucharest

Russia	J.P. Morgan Bank International, Moscow
ING Bank (Eurasia) ZAO
Deutsche Bank, Moscow

Singapore	Standard Chartered Bank, Singapore

Slovak Republic	Ceskoslovenska obchodna, banka, a.s.
pobocka zahranicnej banky v SR

Slovenia	Bank Austria Creditanstalt d.d., Ljubljana

South Africa	Standard Bank of South Africa, Ltd.,

South Korea	Hongkong & Shanghai Banking Corp., Ltd.
Seoul
Standard Chartered Bank, Seoul

Spain	J.P. Morgan Bank, S.A., Madrid

Sri Lanka	Hongkong & Shanghai Banking Corp. Ltd.,
Colombo

Sweden	Skandinaviska Enskilda Banken, Stockholm

Switzerland	UBS AG, Zurich

Taiwan	JPMorgan Chase Bank, Taipei

Thailand	Standard Chartered Bank, Bangkok

Tunsia	Banque Internationale Arabe de Tunisie, S.A.

Turkey	JPMorgan Chase Bank, Istanbul

Ukraine	ING Bank Ukraine

U.A.E.	HSBC Bank Middle East, Dubai

United Kingdom	JPMorgan Chase Bank, London

Uruguay	BankBoston, N.A., Montevideo

Venezuela	Citibank, N.A., Caracas

Vietnam	The Hongkong and Shanghai Banking Corporation Limited

Zambia	Barclays Bank of Zambia Ltd., Lusaka

Zimbabwe	Barclays Bank of Zimbabwe Ltd., Harare

ATTACHMENT B

BROWN BROTHERS HARRIMAN & CO.
SUBCUSTODIANS

A.	Additional Custodians
Custodian
Bank of New York

B.	Special Subcustodians:
Subcustodian
Bank of New York

C.	Foreign Subcustodians:
Country	Foreign Subcustodian
Argentina	Citibank, N.A., Buenos Aires
(Citibank, N.A., New York Agt. 7/16/81
New York Agreement Amendment 8/31/90)
BankBoston, N.A., Buenos Aires
(First Nat. Bank of Boston Agreement 1/15/88
Omnibus Amendment 2/22/94)

Australia	National Australia Bank Ltd., Melbourne
(National Australia Bank Agt. 5/1/85
Agreement Amendment 2/13/92
Omnibus Amendment 11/22/93)

Austria	Bank Austria Creditanstalt Aktiengesellschaft

Bahrain	HSBC Bank of the Middle East, Manama

Bangladesh	Standard Chartered Bank, Dhaka
(Standard Chartered Bank Agreement 2/18/92)

Belgium	Banque Bruxelles Lambert, Brussels
(Banque Bruxelles Lambert Agreement 11/15/90
Omnibus Amendment 3/1/94)

Bermuda	Bank of N.T. Butterfield & Son Ltd., Hamilton

Botswana	Stanbic Bank Botswana, Limited, Gaborone
for The Standard Bank of South Africa, Limited (SBSA)

Bolivia	Citibank, N.A., La Paz

Brazil	BankBoston, N.A., Sao Paulo
(First National Bank of Boston Agreement 1/5/88
Omnibus Amendment 2/22/94)

Bulgaria	ING Bank N.V. (ING)

Canada	Royal Bank of Canada, Toronto

Chile	Citibank, N.A., Santiago
(Citibank N.A., New York Agreement 7/16/81
New York Agreement Amendment 8/31/90)

China&Shanghai	Standard Chartered Bank, Shanghai
(Standard Chartered Bank Agreement 2/18/92)

China& Shenzhen	Standard Chartered Bank, Shenzhen
(Standard Chartered Bank Agreement 2/18/92)

Colombia	Cititrust Colombia , S.A., Sociedad Fiduciaria, Bogota

Croatia	HVB Bank Croatia d.d., Zagreb

Czech Republic	Citibank a.s., Praha,

Denmark	Den Danske Bank, Copenhagen
(Den Danske Bank Agreement 1/1/89
Omnibus Amendment 12/1/93)

Ecuador	Citibank, N.A., Quito
(Citibank, N.A. New York Agreement 7/16/81
New York Agreement Amendment 8/31/90
Citibank, Quito Side Letter 7/3/95)

Egypt	Citibank, N.A., Cairo
(Citibank, N.A. New York Agreement 7/16/81
New York Agreement Amendment 8/31/90)

Estonia	Hansabank Ltd., Tallinn

Finland	Nordia Bank Finland PLC

France	Banque Paribas, Paris
Agreement 4/2/93)

Germany	Dresdner Bank AG, Frankfurt
(Dresdner Bank Agreement 10/6/95)

Ghana	Barclays Bank of Ghana Ltd., Accra

Greece	Citibank, N.A., Athens

Hong Kong	The Hongkong & Shanghai Banking
Corp. Ltd., Hong Kong

Hungary	Citibank Budapest, Rt.

India	Citibank, N.A., Mumbai
Standard Chartered Bank, Mumbai

Indonesia	Citibank, N.A., Jakarta

Ireland	Bank of Ireland Securities Services

Israel	Bank Hapoalim, B.M.
(Bank Hapoalim Agreement 8/27/92)

Italy	Intesa BCI Spa, Milan

Ivory Coast	Societe Generale de Banques en Cote d'Ivoire, a
wholly owned subsidiary of Societe Generale

Japan	The Bank of Tokyo-Mitsubishi, Ltd.,
Tokyo

Jordan	HSBC Bank of the Middle East, Amman

Kenya	Stanbic Bank Kenya, Limited, Nairobi
for The Standard Bank of South Africa, Limited (SBSA)

Latvia	A/s Hansabanka, Riga

Lebanon	HSBC Bank Middle East, Beirut

Luxembourg	Kredietbank Luxembourg, Luxembourg

Malaysia	HSBC Bank Malaysia Berhad, Kuala Lumpur

Mauritius	Hongkong & Shanghai Banking Corp., Ltd.,
Port Louis

Mexico	Banco Nacional de Mexico, S.A. (Banamex)

Morocco	Citibank Maghreb, Casablanca, Casablanca

Namibia	Standard Bank Namibia Ltd., Windhoek

Netherlands	Fortis Bank (Nederland) N.V., Amsterdam

New Zealand	National Australia Bank Limited, Auckland

Nigeria	Stanbic Bank Nigeria Limited

Norway	Den norske Bank ASA, Oslo
(Den norske Bank Agreement 11/16/94)
Nordea Bank Norge ASA

Oman	HSBC Bank of the Middle East, Muscat

Pakistan	Standard Chartered Bank, Karachi
(Standard Chartered Bank Agreement 2/18/92)

Peru	Citibank, N.A., Lima
(Citibank N.A., New York Agreement 7/16/81
New York Agreement Amendment 8/31/90)

Philippines	Citibank, N.A., Manila
(Citibank N.A., New York Agreement 7/16/81
New York Agreement Amendment 8/31/90)

Poland	Bank Handlowy W. Warszawie, S.A.
Bank Polska Kasa Opieki S.A., Warsaw

Portugal	Banco Comercial Portuges, Lisboa

Romania	ING Bank N.V., Bucharest

Russia	ING Bank Eurasia ZAO
Citibank ZAO, Moscow

Singapore	Hongkong & Shanghai Banking
Corp., Ltd., Singapore
(Hongkong & Shanghai Banking Corp. Agt. 4/19/91
Omnibus Supplement 12/29/93)

Slovak Republic	ING Bank N.V., Bratislava

Slovenia	Bank Austria Creditanstalt d.d., Ljubljana

South Africa	First National Bank of Southern Africa Ltd.,
Johannesburg
(First National Bank of Southern Africa Agmt. 8/7/91)

South Korea	Citibank, N.A., Seoul
(Citibank N.A., New York Agreement 7/16/81
New York Agreement Amendment 8/31/90
Citibank, Seoul Agreement Supplement 10/28/94)

Spain	Banco Santander Central Hispano, S.A., Madrid

Sri Lanka	Hongkong & Shanghai Banking Corp. Ltd.,
Colombo

Swaziland	Standard Bank Swaziland, Limited, Mbabane

Sweden	Skandinaviska Enskilda Banken, Stockholm

Switzerland	UBS AG, Zurich

Taiwan	Standard Chartered Bank, Taipei

Thailand	Hongkong & Shanghai Banking Corp. Ltd.,
Bangkok

Turkey	Citibank, N.A., Istanbul

Ukraine	ING Bank Ukraine, Kiev

United Kingdom	HSBC Bank Plc
Clydesdale Bank Plc

Uruguay	BankBoston, N.A. Montevideo

Venezuela	Citibank, N.A., Caracas

Zambia	Stanbic Bank Zambia Ltd., Lusaka

Zimbabwe	Stanbic Bank Zimbabwe Ltd., Harare

ATTACHMENT C

STATE STREET BANK AND TRUST COMPANY
SUBCUSTODIANS

A. ADDITIONAL CUSTODIANS:

Custodian
Bank of New York

B. SPECIAL SUBCUSTODIANS:

Subcustodian
Bank of New York

C. FOREIGN SUBCUSTODIANS:
Country	Subcustodian
Argentina	Citibank, N.A., Buenos Aires

Australia	Westpac Banking Corporation,
Sydney

Austria	Erste Bank der Österreichischen
Sparkassen AG

Bahrain	HSBC Bank Middle East
(as delegate of The Honkong and Shanghai Banking Corporation Limited)

Bangladesh	Standard Chartered Bank, Dhaka

Belgium	Fortis Bank nv-sa

Bermuda	The Bank of Bermuda Limited,
Hamilton

Bolivia	Citibank, N.A.

Bostwana	Barclays Bank of Bostwana
Limited, Gaborone

Brazil	Citibank, N.A., Sao Paulo

Bulgaria	ING Bank N.V., Sofia

Canada	State Street Trust Company
Canada, Toronto

Chile	BankBoston, N.A., Santiago

China	The Hongkong and Shanghai
Banking Corp., Ltd, Shanghai
& Shenzhen Branches

Colombia	Cititrust Colombia S.A.
Sociedad Fiduciaria, Bogota

Costa Rica	Banco BCT S.A., San Jose

Croatia	Privredna Banka Zagreb d.d.

Cyprus	The Cyprus Popular Bank Ltd.,
Nicosia

Czech Republic	Ceskoslovenska Obchodni
Banka, A.S., Prague

Denmark	Danske Bank A/S, Copenhagen

Ecuador	Citibank, N.A., Quito

Egypt	Egyptian British Bank, Cairo

Estonia	Hansabank Ltd., Tallinn

Finland	Nordea Bank Finland Plc.,
Helsinki

France	BNP Paribas Securities Services, Paris

Germany	Dresdner Bank AG, Frankfurt

Ghana	Barclays Bank of Ghana Limited,
Accra

Greece	National Bank of Greece, S.A.,
Athens

Hong Kong	Standard Chartered Bank,
Hong Kong

Hungary	HVB Bank Hungary Rt.

Iceland	Icebank Ltd., Reykjavik

India	Deutsche Bank AG, Mumbai

Hongkong & Shanghai Banking
Corporation, Ltd., Mumbai

Indonesia	Standard Chartered Bank,
Jakarta

Ireland	Bank of Ireland, Dublin

Israel	Bank Hapoalim B.M., Tel Aviv

Italy	BNP Paribas, Milan

Ivory Coast	Societe Generale de Banques
en Cote d'Ivoire, Abidjan

Jamaica	Scotiabank Jamaica Trust and
Merchant Bank Ltd.

Japan	Sumitomo Mitsui Banking
Corporation

Mizuho Corporate Bank, Ltd., Tokyo

Jordan	HSBC Bank Middle East
(as delegate of The Hongkong and
Shanghai Banking Corporation Ltd.)

Kenya	Barclays Bank of Kenya Ltd., Nairobi
Republic of Korea	HSBC, Seoul

Latvia	A/s Hansabanka

Lebanon	HSBC Bank Middle East
(as delegate of The Hongkong and
Shanghai Banking Corporation Ltd.)

Lithuania	Viniaus Bankas AB

Luxembourg	Banque et Caisse d-Epargne de l'Etat, Luxembourg
Malaysia	Standard Chartered Bank
Malaysia Berhad, Kuala Lampur

Mauritius	Hongkong and Shanghai
Banking Corporation Limited,
Port Louis

Mexico	Banco Nacional de Mexico, Mexico City

Morocco	Banque Commerciale du Maroc,
Casablanca

Namibia	Standard Bank Namibia Ltd

Netherlands	KAS Bank NV, Amsterdam

New Zealand	Westpac Banking Corporation, Wellington

Nigeria	Stanbic Merchant Bank Nigeria Ltd.

Norway	Nordea Bank Norge ASA, Oslo

Oman	HSBC Bank of the Middle East, Muscat

Pakistan	Deutsche Bank AG, Karachi

Palestine	HSBC Bank Middle East
(as delegate of the Hongkong and
Shanghai Banking Corporation Ltd.)

Panama	BankBoston N.A.

Peru	Citibank, N.A., Lima

Philippines	Citibank, N.A., Manilla

Poland	Bank Handlowy w Warszawie S.A.

Portugal	Banco Comercial Portuguese, S.A.,
Lisbon
Puerto Rico	Citibank, N.A., Puerto Rico

Qatar	HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Ltd.)

Romania	ING Bank N.V., Bucharest

Russia	ING Bank Eurasia ZAO (ING)
Deutsche Bank, Moscow

Singapore	The Development Bank of
Singapore Ltd., Singapore

Slovak Republic	Ceskoslovenska obchodni banka, a.s. pobocka zahranicnej banky v SR

Slovenia	Bank Austria Creditanstalt d.d., Ljublijana

South Africa	Nedbank, Johannesburg

Spain	Banco Santander, S.A., Madrid

Sri Lanka	Hongkong and Shanghai
Banking Corp. Ltd., Colombo

Swaziland	Standard Bank Swaziland,
Limited, Mbabane

Sweden	Skandinaviska Enskilda Banken,
Stockholm

Switzerland	UBS AG, Zurich

Taiwan	Central Trust of China, Taipei

Thailand	Standard Chartered Bank, Bangkok

Trinidad and Tobago	Republic Bank Ltd.

Tunisia	Banque Internationale Arabe de Tunisie

Turkey	Citibank, N.A. Istanbul

Ukraine United Arab Emirates	ING Bank Ukraine HSBC Bank Middle East, Dubai

United Kingdom	State Street Bank and Trust
Company, London

Uruguay	BankBoston, N.A., Montevideo

Venezuela	Citibank, N.A., Caracas

Vietnam	The Hongkong and Shanghai
Banking Corporation Limited

Zambia	Barclays Bank of Zambia
Limited, Lusaka

Zimbabwe	Barclays Bank of Zimbabwe Ltd.